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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): February 15, 2002


                              VERADO HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


       0-24953                                           33-0521976
(Commission File Number)                    (I.R.S. Employer Identification No.)


     6080 GREENWOOD PLAZA BLVD.
     GREENWOOD VILLAGE, COLORADO                               80111
(Address of Principal Executive Offices)                     (Zip Code)


                                 (303) 874-8010
              (Registrant's Telephone Number, Including Area Code)


                         FIRSTWORLD COMMUNICATIONS INC.
                            8390 E. CRESCENT PARKWAY
                                    SUITE 300
                        GREENWOOD VILLAGE, COLORADO 80111
                         (Former Name or Former Address)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

           On February 15, 2001, Verado Holdings, Inc. (the "Company") and its controlled subsidiaries plan to file voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware. The Company and its subsidiaries remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           The Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing the chapter 11 filing and that the Company had entered into a lockup agreement (the "Lockup Agreement") with at least 66 2/3% of the aggregate face amount of the outstanding 13% Senior Discount Notes due 2008.

           A copy of the Lockup Agreement is attached hereto as Exhibit 99.2 and incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibit No.                        Exhibit
     -----------                        -------

        99.1           Press release of the Company dated February 15, 2002.

        99.2           Lockup Agreement is attached hereto as Exhibit 99.2.









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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 15, 2002


                                     VERADO HOLDINGS, INC.

                                     By: /s/ Steven D. Butler
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                                         Steven D. Butler
                                         President, Chief Operating Officer
                                         and Chief Financial Officer












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                                  EXHIBIT INDEX


  Exhibit No.                                 Exhibit
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     99.1               Press release of the Company dated February 15, 2002.

     99.2               Lockup Agreement is attached hereto as Exhibit 99.2.












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